UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust, LLC
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia International Value Fund

Annual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Financial Statements	9

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Columbia International Value Master Portfolio	29

Investment Portfolio	30

Financial Statements	34

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	44

Fund Governance	45

Shareholder Meeting Results	49

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia International Value Fund

Summary

■  For the 12-month period that ended February 28, 2011, the fund's Class A shares returned 15.47% without sales charge.

■  The fund underperformed its benchmark, the MSCI EAFE Value Index (Net)1, which returned 18.55% for the same period.

■  The fund's holdings in the wireless telecommunication services industry and also in companies domiciled in Japan generally accounted for the performance shortfall relative to the index.

Portfolio Management

Columbia Funds are managed by Columbia Management Investment Advisers, LLC (CMIA). CMIA has retained Brandes Investment Partners, L.P. (Brandes) to serve as investment subadviser. As an investment subadviser, Brandes makes the investment decisions and manages all or a portion of the Fund. Brandes is an investment adviser registered with the Securities and Exchange Commission. Brandes is not affiliated with CMIA.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn Carlson, Brent Woods, Amelia Morris, Jim Brown, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2003, serving as Senior Research Analyst from 2003-2010, and Director of Investments since 2010. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, Research Analyst from 2005-2010, and Senior Analyst since 2010.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/11

+15.47%

Class A shares (without sales charge)

+18.55%

MSCI EAFE Value Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Economic Update – Columbia International Value Fund

Summary

For the 12-month period that ended February 28, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least, for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 22.57% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also strong. The MSCI EAFE Index (Net),3 a

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Economic Update (continued) – Columbia International Value Fund broad gauge of stock market performance in foreign developed markets, gained 20.00% (in U.S. dollars) for the period. The MSCI Emerging Markets Index (Net)4 returned 20.91% (in U.S. dollars), led by strong performances from European and Eastern European markets. Rising inflation pressures and tighter monetary policy late in the 12-month period tempered returns.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/01 – 02/28/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/01 – 02/28/11 ($)

Sales charge	without	with
Class A	18,061	17,024
Class B	16,790	16,790
Class C	16,763	16,763
Class I	n/a	n/a
Class R	n/a	n/a
Class Z	18,528	n/a

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	Z
Inception	12/27/95		05/22/98		06/15/98		09/27/10	09/27/10	12/27/95
Sales charge	without	with	without	with	without	with	without	without	without
1-year	15.47	8.85	14.75	9.75	14.62	13.62	n/a	n/a	15.74
5-year	2.31	1.11	1.59	1.35	1.55	1.55	n/a	n/a	2.58
10-year/Life	6.09	5.46	5.32	5.32	5.30	5.30	12.22	11.92	6.36

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I and Class R shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,218.80		1,017.26	8.36		7.60	1.52
Class B	1,000.00	1,000.00	1,214.40		1,013.54	12.46		11.33	2.27
Class C	1,000.00	1,000.00	1,214.10		1,013.54	12.46		11.33	2.27
Class I	1,000.00	1,000.00	1,082.20	*	1,019.49	4.70	*	5.36	1.07
Class R	1,000.00	1,000.00	1,080.60	*	1,016.02	7.77	*	8.85	1.77
Class Z	1,000.00	1,000.00	1,219.70		1,018.50	6.99		6.36	1.27

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class R shares commenced operations on September 27, 2010.

Portfolio Managers' Report – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/11 ($)

Class A	15.12
Class B	14.61
Class C	14.56
Class I	15.27
Class R	15.15
Class Z	15.28

Distributions declared per share

03/01/10 – 02/28/11 ($)

Class A	0.39
Class B	0.29
Class C	0.29
Class I	0.33
Class R	0.25
Class Z	0.43

For the 12-month period that ended February 28, 2011, the Fund's Class A shares returned 15.47% without sales charge. The fund's benchmark, the MSCI EAFE Value Index (Net), returned 18.55% over the same period. The fund's positions in wireless telecommunication services and companies domiciled in Japan detracted from relative performance. Please keep in mind that industry and country weights are a residual of our bottom-up, stock-specific investment approach.

Stock selection and certain industry allocations were detractors

Relative to the MSCI EAFE Value Index (Net), stock selection within the food & staples retailing industry and companies domiciled in the Netherlands were disappointing. In addition, an overweight relative to the index in emerging market securities contributed to weaker results. By contrast, the fund's stock selection decisions within the media industry were rewarded with performance that was better than the index.

Telecom, pharmaceuticals and insurance holdings drove gains

The fund's holdings in the diversified telecommunication services, pharmaceuticals and insurance industries had the most substantial positive impact on returns. The top contributors in these industries included Portugal Telecom, a Portuguese diversified telecommunication services company; AstraZeneca, a U.K. pharmaceuticals company and Swiss Reinsurance, an insurance company based in Switzerland (1.3%, 1.5% and 2.3% of net assets, respectively).

From a country perspective, gains from certain companies based in Japan, the United Kingdom and Switzerland benefited returns. Canon (2.1% of net assets), a Japanese office electronics company; Swiss Reinsurance, a Swiss insurance company and ITV (1.7% of net assets), a British media firm, were among the standout performers in these countries. Despite negative performance versus the MSCI EAFE Value Index (Net), holdings in Japan contributed to positive absolute performance for the fund during the 12-month period.

Research drove portfolio changes

As a result of our company-by-company analysis, we sold a position in BASF, a German chemicals company, to pursue what we believed to be more attractive opportunities. We purchased shares of Total (2.2% of net assets), the France-based oil, gas & consumable fuels company, at a price that we considered to be attractive.

Portfolio Managers' Report (continued) – Columbia International Value Fund

Looking ahead

We will continue to seek out good companies whose stocks are attractively priced. Even during periods of underperformance relative to the fund's benchmark, we believe the fund can generate solid returns for shareholders. We believe that our ability to think and act differently than the market consensus will continue to help us add value for shareholders over the long term.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary: Brandes

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the Fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/11 (%)

Telecommunication Services	20.0
Financials	19.9
Information Technology	14.3
Health Care	11.7
Consumer Staples	11.5

Top 10 holdings

as of 02/28/11 (%)

Deutsche Telekom	2.6
ENI	2.6
Sanofi-Aventis	2.4
Nippon Telegraph & Telephone	2.3
Swiss Reinsurance	2.3
Carrefour	2.2
Telecom Italia, Saving Shares	2.2
Total	2.2
Canon	2.1
Aegon NV	2.1

The Master Portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests all or substantially all of its assets in a Master Portfolio. Holdings information referenced in this section is that of the Master Portfolio.

Investment Portfolio – Columbia International Value Fund

February 28, 2011

Investment Company – 100.4%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	1,746,075,503
Total Investments – 100.4%	1,746,075,503
Other Assets & Liabilities, Net – (0.4)%	(6,691,192)
Net Assets – 100.0%	1,739,384,311

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund Invests only in Columbia International Value Master Portfolio (the Master Portfolio). At February 28, 2011, Columbia International Value Fund owned 88.3% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at February 28, 2011.

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$640,734,683	32.7
United Kingdom	292,873,107	14.9
France	240,698,133	12.3
Italy	163,308,643	8.3
Netherlands	152,252,936	7.8
Switzerland	126,152,447	6.4
Brazil	76,234,442	3.9
Germany	64,465,296	3.3
South Korea	49,786,097	2.5
Mexico	44,094,924	2.2
Sweden	30,674,039	1.6
Portugal	25,474,129	1.3
Finland	21,350,331	1.1
Spain	17,833,617	0.9
New Zealand	11,759,038	0.6
United States*	4,271,000	0.2
	$1,961,962,862	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia International Value Fund
February 28, 2011

		($)
Assets	Investment in Columbia International Value Master Portfolio, at identified cost	1,834,966,330
	Investment in Columbia International Value Master Portfolio, at value	1,746,075,503
	Receivable for Fund shares sold	2,334,717
	Total Assets	1,748,410,220
Liabilities	Payable for:
	Fund shares repurchased	7,630,662
	Administration fee	222,073
	Pricing and bookkeeping	3,167
	Transfer agent fee	916,040
	Trustees' fees	28,065
	Custody fee	801
	Distribution and service fees	115,990
	Chief compliance officer expenses	380
	Other liabilities	108,731
	Total Liabilities	9,025,909
	Net Assets	1,739,384,311
Net Assets Consist of	Paid-in capital	2,113,778,403
	Overdistributed net investment income	(6,314,587)
	Accumulated net realized loss	(279,188,678)
	Net unrealized depreciation on investments	(88,890,827)
	Net Assets	1,739,384,311

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia International Value Fund
February 28, 2011

Class A	Net assets	$367,847,084
	Shares outstanding	24,320,717
	Net asset value per share	$15.12	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($15.12/0.9425)	$16.04	(b)
Class B	Net assets	$1,437,021
	Shares outstanding	98,378
	Net asset value and offering price per share	$14.61	(a)
Class C	Net assets	$57,792,749
	Shares outstanding	3,968,872
	Net asset value and offering price per share	$14.56	(a)
Class I (c)	Net assets	$34,506,066
	Shares outstanding	2,259,941
	Net asset value, offering and redemption price per share	$15.27
Class R (c)	Net assets	$2,748
	Shares outstanding	181
	Net asset value, offering and redemption price per share	$15.15	(d)
Class Z	Net assets	$1,277,798,643
	Shares outstanding	83,638,465
	Net asset value, offering and redemption price per share	$15.28

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class R shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia International Value Fund
For the Year Ended February 28, 2011

		($)
Investment Income	Allocated from Master Portfolio:
	Dividends	59,531,847
	Interest	9,969
	Foreign taxes withheld	(8,723,214)
	Expenses (a)	(14,301,532)
	Total Investment Income	36,517,070
Expenses	Administration fee	2,770,453
	Distribution fee:
	Class B	18,787
	Class C	441,573
	Class R	5
	Service fee:
	Class B	6,262
	Class C	147,191
	Distribution and service fees—Class A	934,348
	Transfer agent fee—Class A, Class B, Class C, Class R and Class Z	2,658,070
	Pricing and bookkeeping	38,000
	Trustees' fees	25,052
	Custody fee	3,613
	Chief compliance officer expenses	2,528
	Other expenses	457,539
	Expenses before interest expense	7,503,421
	Interest expense allocated from Master Portfolio	7,461
	Total Expenses	7,510,882
	Expense reductions	(3)
	Net Expenses	7,510,879
	Net Investment Income	29,006,191
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss allocated from Master Portfolio on:
	Investments	(79,446,469)
	Foreign currency transactions	(192,209)
	Net realized loss	(79,638,678)
	Net change in unrealized appreciation (depreciation) on investments allocated from Master Portfolio	287,733,276
	Net Gain	208,094,598
	Net Increase Resulting from Operations	237,100,789

(a)  Net expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia International Value Fund

	Year Ended February 28,
Increase (Decrease) in Net Assets	2011 ($)(a)(b)	2010 ($)
Operations Net investment income	29,006,191	40,188,961
Net realized loss allocated from Master Portfolio	(79,638,678)	(159,976,692)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio	287,733,276	603,196,909
Net increase resulting from operations	237,100,789	483,409,178
Distributions to Shareholders From net investment income:
Class A	(10,501,221)	(5,462,082)
Class B	(31,120)	(112,512)
Class C	(1,255,137)	(642,030)
Class I	(29,462)	—
Class R	(45)	—
Class Z	(36,753,860)	(20,344,658)
Total distributions to shareholders	(48,570,845)	(26,561,282)
Net Capital Stock Transactions	(90,034,060)	29,692,285
Redemption fees	—	111,554
Increase from regulatory settlements	108,538	417,242 (c)
Total increase in net assets	98,604,422	487,068,977
Net Assets Beginning of period	1,640,779,889	1,153,710,912
End of period	1,739,384,311	1,640,779,889
Undistributed (overdistributed) net investment income at end of period	(6,314,587)	13,350,907

(a)  Class I and Class R shares commenced operations on September 27, 2010.

(b)  Class I and Class R shares reflect activity for the period September 27, 2010 through February 28, 2011.

(c)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia International Value Fund

	Capital Stock Activity
	Year Ended February 28, 2011 (a)(b)		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	7,203,721	99,387,352	11,513,261	151,911,595
Distributions reinvested	618,142	8,293,553	337,933	4,687,130
Redemptions	(11,725,247)	(161,161,045)	(9,268,575)	(118,955,238)
Net increase (decrease)	(3,903,384)	(53,480,140)	2,582,619	37,643,487
Class B
Subscriptions	24,199	326,879	79,922	1,055,427
Distributions reinvested	1,744	22,401	7,253	97,260
Redemptions	(578,776)	(7,649,102)	(1,497,283)	(18,383,672)
Net decrease	(552,833)	(7,299,822)	(1,410,108)	(17,230,985)
Class C
Subscriptions	287,489	3,834,791	642,151	8,330,678
Distributions reinvested	66,784	861,421	33,260	445,349
Redemptions	(1,304,444)	(17,279,783)	(1,235,742)	(14,921,103)
Net decrease	(950,171)	(12,583,571)	(560,331)	(6,145,076)
Class I
Subscriptions	2,946,162	41,364,980	—	—
Distributions reinvested	2,089	29,403	—	—
Redemptions	(688,310)	(9,989,541)	—	—
Net increase	2,259,941	31,404,842	—	—
Class R
Subscriptions	181	2,500	—	—
Net increase	181	2,500	—	—
Class Z
Subscriptions	25,508,322	355,263,216	29,734,906	387,997,483
Distributions reinvested	1,622,754	22,067,009	764,486	10,702,805
Redemptions	(30,733,729)	(425,408,094)	(32,234,509)	(383,275,429)
Net decrease	(3,602,653)	(48,077,869)	(1,735,117)	15,424,859

(a)  Class I and Class R shares commenced operations on September 27, 2010.

(b)  Class I and Class R shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$13.48		$9.40		$18.95		$26.02		$24.97		$22.34
Income from Investment Operations:
Net investment income (d)	0.22		0.33	(e)	0.52		0.65		0.29		0.31
Net realized and unrealized gain (loss) on investments and foreign currency	1.81		3.96		(7.83)		(1.95)		4.34		4.73
Total from investment operations	2.03		4.29		(7.31)		(1.30)		4.63		5.04
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.21)		(0.53)		(0.68)		(0.34)		(0.35)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.39)		(0.21)		(2.24)		(5.77)		(3.58)		(2.41)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$15.12		$13.48		$9.40		$18.95		$26.02		$24.97
Total return (g)	15.47%		45.57%		(42.59)%		(7.28	)%(h)	20.46%		24.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.48	%(i)	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	1.48	%(i)	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	1.61	%(i)	2.56	%(i)	3.31	%(i)	2.71	%(i)(j)	1.15	%(i)	1.38%
Net assets, end of period (000s)	$367,847		$380,578		$241,097		$868,942		$1,073,616		$1,010,361

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$13.02		$9.09		$18.39		$25.43		$24.54		$22.00
Income from Investment Operations:
Net investment income (d)	0.21		0.24	(e)	0.37		0.49		0.11		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.67		3.82		(7.53)		(1.91)		4.22		4.63
Total from investment operations	1.88		4.06		(7.16)		(1.42)		4.33		4.78
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.13)		(0.43)		(0.53)		(0.20)		(0.18)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.29)		(0.13)		(2.14)		(5.62)		(3.44)		(2.24)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$14.61		$13.02		$9.09		$18.39		$25.43		$24.54
Total return (g)	14.75%		44.61%		(43.01)%		(7.90	)%(h)	19.51%		23.36%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	1.62	%(i)	1.95	%(i)	2.43	%(i)	2.10	%(i)(j)	0.45	%(i)	0.67%
Net assets, end of period (000s)	$1,437		$8,476		$18,743		$65,705		$110,726		$114,932

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$12.99		$9.08		$18.37		$25.40		$24.52		$21.98
Income from Investment Operations:
Net investment income (d)	0.12		0.22	(e)	0.34		0.46		0.10		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.74		3.82		(7.49)		(1.87)		4.22		4.63
Total from investment operations	1.86		4.04		(7.15)		(1.41)		4.32		4.78
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.13)		(0.43)		(0.53)		(0.20)		(0.18)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.29)		(0.13)		(2.14)		(5.62)		(3.44)		(2.24)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$14.56		$12.99		$9.08		$18.37		$25.40		$24.52
Total return (g)	14.62%		44.44%		(43.00)%		(7.86	)%(h)	19.48%		23.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	2.23	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	0.89	%(i)	1.81	%(i)	2.28	%(i)	1.99	%(i)(j)	0.42	%(i)	0.67%
Net assets, end of period (000s)	$57,793		$63,914		$49,750		$127,020		$170,731		$168,819

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares (a)	Period Ended February 28, 2011 (b)
Net Asset Value, Beginning of Period	$13.93
Income from Investment Operations:
Net investment loss (c)(d)	—
Net realized and unrealized gain on investments and foreign currency	1.67
Total from investment operations	1.67
Less Distributions to Shareholders:
From net investment income	(0.33)
Increase from regulatory settlements	— (d)
Net Asset Value, End of Period	$15.27
Total return (e)(f)	12.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.07%
Interest expense (h)(i)	—%
Net expenses (g)(h)	1.07%
Net investment loss (g)(h)	(0.05)%
Net assets, end of period (000s)	$34,506

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares (a)	Period Ended February 28, 2011 (b)
Net Asset Value, Beginning of Period	$13.78
Income from Investment Operations:
Net investment income (c)	0.02
Net realized and unrealized gain on investments and foreign currency	1.60
Total from investment operations	1.62
Less Distributions to Shareholders:
From net investment income	(0.25)
Increase from regulatory settlements	— (d)
Net Asset Value, End of Period	$15.15
Total return (e)(f)	11.92%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.77%
Interest expense (h)(i)	—%
Net expenses (g)(h)	1.77%
Net investment income (g)(h)	0.40%
Net assets, end of period (000s)	$3

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,						Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2011		2010		2009		2008 (b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$13.62		$9.49		$19.10		$26.17		$25.09		$22.42
Income from Investment Operations:
Net investment income (d)	0.26		0.36	(e)	0.50		0.73		0.36		0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.83		4.01		(7.83)		(1.98)		4.35		4.75
Total from investment operations	2.09		4.37		(7.33)		(1.25)		4.71		5.13
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.24)		(0.57)		(0.73)		(0.39)		(0.40)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)
From return of capital	—		—		(0.01)		—		—		—
Total distributions to shareholders	(0.43)		(0.24)		(2.28)		(5.82)		(3.63)		(2.46)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$15.28		$13.62		$9.49		$19.10		$26.17		$25.09
Total return (g)	15.74%		45.94%		(42.41)%		(7.05	)%(h)	20.70%		24.66%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.23	%(i)	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%
Interest expense (k)	—%		—%		—%		—	%(j)	—%		—%
Net expenses	1.23	%(i)	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)
Net investment income	1.85	%(i)	2.76	%(i)	3.20	%(i)	3.04	%(i)(j)	1.43	%(i)	1.69%
Net assets, end of period (000s)	$1,277,799		$1,187,812		$844,122		$1,886,808		$2,651,855		$2,585,390

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia International Value Fund

February 28, 2011

Note 1. Organization

Columbia International Value Fund (the Feeder Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Feeder Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Feeder Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Feeder Fund seeks long-term capital appreciation. The Feeder Fund seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the Master Trust). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statement of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio which is equal to 88.3% at February 28, 2011. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by the Investment Manager, not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Feeder Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. On December 28, 2010, the Investment Manager exchanged Class Z shares valued at $41,294,828 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Feeder Fund no longer accepts investments by new or existing investors in the Feeder Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Feeder Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors. Class R shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Feeder Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Feeder Fund in the preparation of its financial statements.

Columbia International Value Fund, February 28, 2011

Security Valuation

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report and notes to Investment Portfolio for the Master Portfolio's valuation policies.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Expenses

General expenses of the Trust are allocated to the Feeder Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Feeder Fund are charged to the Feeder Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Feeder Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

The Feeder Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Feeder Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Feeder Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Feeder Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Feeder Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Feeder Fund level, at rates ranging from approximately 10% to 15%. The Feeder Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Feeder Fund may, however, declare and pay distributions from net investment income more frequently. The Feeder Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Feeder Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Feeder Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Feeder Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Feeder Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Columbia International Value Fund, February 28, 2011

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The Feeder Fund indirectly pays for investment management and subadvisory services and a portion of the administrative services through its investment in the Master Portfolio (see Notes to Financial Statements of the Master Portfolio).

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Master Portfolio under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Feeder Fund and provides administrative and other services to the Feeder Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.17% of the Feeder Fund's average daily net assets, less the fees payable by the Feeder Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Feeder Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Feeder Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Feeder Fund. The Feeder Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Feeder Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Feeder Fund pays State Street an annual fee of $38,000 paid monthly. The Feeder Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Feeder Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Feeder Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Feeder Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Feeder Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Feeder Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Feeder Fund.

The New Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Feeder Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended February 28, 2011, the Feeder Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.16% of the Feeder Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Feeder Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of

Columbia International Value Fund, February 28, 2011

Operations. For the year ended February 28, 2011, no minimum account balance fees were charged by the Feeder Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Feeder Fund and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor).

For the year ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $15,803 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $1,019, $1,158 and $5,200, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Feeder Fund and a combined distribution and shareholder servicing plan for Class A shares of the Feeder Fund. The Trust has also adopted a distribution plan for Class R shares of the Feeder Fund. The shareholder servicing plans permit the Feeder Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Feeder Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Feeder Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Feeder Fund's shares. There were no changes to the underwriting discount structure of the Feeder Fund or the service or distribution fee rates paid by the Feeder Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Feeder Fund's expenses so that the Feeder Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Feeder Fund's custodian, do not exceed the annual rates of 1.60%, 2.35%, 2.35%, 1.25%, 1.85% and 1.35% of the Feeder Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R and Class Z shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Feeder Fund's expenses so that the Feeder Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Feeder Fund's custodian, did not exceed 1.35% annually of the Feeder Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Feeder Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Feeder Fund are employees of the Investment Manager or its affiliates and, with the exception of the Feeder Fund's Chief Compliance Officer, receive no compensation from the Feeder Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Feeder Fund in accordance with federal securities regulations. The Feeder Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Feeder Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Feeder Fund were employees of Columbia or its affiliates and the Feeder Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Columbia International Value Fund, February 28, 2011

Trustees are compensated for their services to the Feeder Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Feeder Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Feeder Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Feeder Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $3 for the Feeder Fund.

Note 5. Regulatory Settlements

During the year ended February 28, 2011, the Feeder Fund received payments totaling $108,538 resulting from certain regulatory settlements in which the Feeder Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 6. Redemption Fees

Effective March 1, 2010, the Feeder Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Feeder Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 7. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 41.8% of the outstanding shares of the Feeder Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Feeder Fund.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Feeder Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2011, permanent book and tax basis differences resulting primarily from differing treatments for passive foreign investment companies (PFIC) adjustments, proceeds from litigation settlements and foreign currency transactions were identified and reclassified among the components of the Feeder Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(100,840)	$(659,559)	$760,399

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 was as follows:

	February 28,
Distributions paid from:	2011	2010
Ordinary Income*	$48,570,845	$26,561,282

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Columbia International Value Fund, February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$5,521,216	$—	N/A

*  See the Master Portfolio notes to financial statements for tax basis information.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	N/A*
Unrealized depreciation	N/A*
Net unrealized depreciation	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$185,725,377
2019	68,376,538
Total	$254,101,915

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, post-October capital losses of $25,086,762 attributed to security transactions were deferred to March 1, 2011.

Management is required to determine whether a tax position of the Feeder Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Feeder Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Feeder Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in

Columbia International Value Fund, February 28, 2011

April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Feeder Fund") (a series of Columbia Funds Series Trust I) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Feeder Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

Federal Income Tax Information (Unaudited) – Columbia International Value Fund

Foreign taxes paid during the fiscal year ended February 28, 2011, of $8,743,446 are being passed through to shareholders. This represents $0.08 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $59,531,847 ($0.52 per share) for the fiscal year ended February 28, 2011.

The Feeder Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2011

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

Investment Portfolio – Columbia International Value Master Portfolio

February 28, 2011

Common Stocks – 99.0%
	Shares	Value ($)
Consumer Discretionary – 9.4%
Automobiles – 2.9%
Nissan Motor Co., Ltd.	1,330,900	13,675,128
Renault SA (a)	125,200	7,673,567
Toyota Motor Corp.	773,400	36,138,950
Automobiles Total		57,487,645
Household Durables – 1.7%
Sony Corp.	897,900	33,059,422
Household Durables Total		33,059,422
Media – 1.7%
ITV PLC (a)	24,155,776	34,242,402
Media Total		34,242,402
Multiline Retail – 1.4%
Marks & Spencer Group PLC, ADR	2,485,740	28,010,064
Multiline Retail Total		28,010,064
Specialty Retail – 1.7%
Kingfisher PLC	7,819,700	32,339,547
Specialty Retail Total		32,339,547
Consumer Discretionary Total		185,139,080
Consumer Staples – 11.5%
Food & Staples Retailing – 8.3%
Carrefour SA	891,160	43,754,723
J Sainsbury PLC	4,965,329	30,673,149
Koninklijke Ahold NV	2,496,732	33,516,511
Seven & I Holdings Co., Ltd.	1,041,300	29,066,015
Wm. Morrison Supermarkets PLC	6,214,365	27,963,375
Food & Staples Retailing Total		164,973,773
Food Products – 1.4%
Unilever NV	904,049	27,265,037
Food Products Total		27,265,037
Tobacco – 1.8%
Japan Tobacco, Inc.	8,359	34,577,834
Tobacco Total		34,577,834
Consumer Staples Total		226,816,644
Energy – 6.3%
Oil, Gas & Consumable Fuels – 6.3%
BP PLC	3,064,170	24,642,315
ENI SpA	2,114,387	51,556,609

	Shares	Value ($)
Petroleo Brasileiro SA, ADR	170,243	5,987,446
Total SA	702,481	43,050,547
Oil, Gas & Consumable Fuels Total		125,236,917
Energy Total		125,236,917
Financials – 19.9%
Capital Markets – 1.6%
Deutsche Bank AG, Registered Shares	198,375	12,751,161
UBS AG, Registered Shares (a)	975,930	19,379,947
Capital Markets Total		32,131,108
Commercial Banks – 9.3%
Barclays PLC	4,818,407	25,053,971
Chuo Mitsui Trust Holdings, Inc.	1,436,000	6,133,169
HSBC Holdings PLC	983,039	10,834,957
Intesa Sanpaolo SpA	8,435,186	28,448,487
Mitsubishi UFJ Financial Group, Inc.	4,958,431	27,544,150
Mizuho Financial Group, Inc.	11,539,600	23,786,882
Natixis (a)	2,968,546	17,692,545
San-In Godo Bank Ltd.	233,000	1,829,097
Sumitomo Mitsui Financial Group, Inc.	781,042	29,555,956
UniCredit SpA	3,651,500	9,387,447
Yamaguchi Financial Group, Inc.	425,000	4,408,086
Commercial Banks Total		184,674,747
Insurance – 9.0%
Aegon NV (a)	5,311,757	40,820,538
MS & AD Insurance Group Holdings	1,373,000	36,266,397
NKSJ Holdings, Inc. (a)	2,857,000	21,611,606
Swiss Reinsurance Co., Ltd., Registered Shares	740,500	45,349,747
Tokio Marine Holdings, Inc.	1,021,900	33,599,768
Insurance Total		177,648,056
Financials Total		394,453,911
Health Care – 11.7%
Pharmaceuticals – 11.7%
Astellas Pharma, Inc.	635,900	25,004,266
AstraZeneca PLC	611,885	29,801,516
Daiichi Sankyo Co., Ltd.	852,600	18,310,877
GlaxoSmithKline PLC	1,878,148	36,058,399
Ono Pharmaceutical Co., Ltd.	730,800	38,263,626
Sanofi-Aventis SA	697,686	48,138,585

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2011

Common Stocks (continued)
	Shares	Value ($)
Taisho Pharmaceutical Co., Ltd.	382,000	8,370,309
Takeda Pharmaceutical Co., Ltd.	565,400	28,168,194
Pharmaceuticals Total		232,115,772
Health Care Total		232,115,772
Industrials – 1.1%
Commercial Services & Supplies – 1.1%
Dai Nippon Printing Co., Ltd.	1,555,000	21,051,171
Commercial Services & Supplies Total		21,051,171
Industrials Total		21,051,171
Information Technology – 14.3%
Communications Equipment – 4.6%
Alcatel-Lucent (a)	8,025,800	39,726,748
Nokia Oyj	2,463,665	21,350,331
Telefonaktiebolaget LM Ericsson, Class B	2,383,768	30,674,039
Communications Equipment Total		91,751,118
Electronic Equipment, Instruments & Components – 3.8%
FUJIFILM Holdings Corp.	890,505	31,352,944
TDK Corp.	185,000	12,522,559
Tyco Electronics Ltd.	861,543	31,050,010
Electronic Equipment, Instruments & Components Total		74,925,513
Office Electronics – 2.1%
Canon, Inc.	855,200	41,356,949
Office Electronics Total		41,356,949
Semiconductors & Semiconductor Equipment – 3.8%
Rohm Co., Ltd.	551,500	38,976,233
STMicroelectronics NV	2,739,200	35,176,296
Semiconductors & Semiconductor Equipment Total		74,152,529
Information Technology Total		282,186,109
Materials – 2.2%
Chemicals – 0.8%
Akzo Nobel NV	227,600	15,474,554
Chemicals Total		15,474,554
Construction Materials – 1.4%
Cemex SAB de CV, ADR (a)	2,572,781	23,129,301
Italcementi SpA, Savings Shaers	890,500	4,519,693
Construction Materials Total		27,648,994
Materials Total		43,123,548

	Shares	Value ($)
Telecommunication Services – 20.0%
Diversified Telecommunication Services – 16.9%
Brasil Telecom SA, ADR (Ordinary) (a)	199,977	1,985,772
Brasil Telecom SA, ADR (Preference) (a)	352,511	8,125,379
Deutsche Telekom AG, Registered Shares	3,845,600	51,714,135
France Telecom SA	1,838,170	40,661,417
Nippon Telegraph & Telephone Corp.	942,500	46,105,095
Portugal Telecom SGPS SA, ADR	2,177,276	25,474,129
Swisscom AG, ADR	688,200	30,372,744
Tele Norte Leste Participacoes SA, ADR	691,100	10,912,469
Telecom Corp. of New Zealand Ltd., ADR	1,486,604	11,759,038
Telecom Italia SpA	16,491,810	25,761,910
Telecom Italia SpA, Savings Shares	32,972,210	43,634,497
Telefonica SA, ADR	697,443	17,833,617
Telefonos de Mexico SA de CV, ADR, Class L	1,158,962	20,965,623
Diversified Telecommunication Services Total		335,305,825
Wireless Telecommunication Services – 3.1%
SK Telecom Co., Ltd.	160,077	23,134,417
SK Telecom Co., Ltd., ADR	617,639	10,864,270
Tim Participacoes SA, ADR	127,738	4,946,015
Vivo Participacoes SA, ADR	228,230	8,401,146
Vodafone Group PLC	4,677,390	13,253,412
Wireless Telecommunication Services Total		60,599,260
Telecommunication Services Total		395,905,085
Utilities – 2.6%
Electric Utilities – 2.6%
Centrais Electricas Brasileiras SA, ADR	2,512,340	35,876,215
Korea Electric Power Corp., ADR (a)	1,294,050	15,787,410
Electric Utilities Total		51,663,625
Utilities Total		51,663,625
Total Common Stocks (cost of $2,054,543,758)		1,957,691,862

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2011

Short-Term Obligation – 0.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Government Agency obligation maturing 04/15/14, market value $4,357,594 (repurchase proceeds $4,271,009)	4,271,000	4,271,000
Total Short-Term Obligation (cost of $4,271,000)		4,271,000
Total Investments – 99.2% (cost of $2,058,814,758) (b)		1,961,962,862
Other Assets & Liabilities, Net – 0.8%		16,441,553
Net Assets – 100.0%		1,978,404,415

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,071,872,657.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Master Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Master Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Master Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Master Portfolio's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Master Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Master Portfolio evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Master Portfolio's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$185,139,080	$—	$185,139,080
Consumer Staples	—	226,816,644	—	226,816,644
Energy	5,987,446	119,249,471	—	125,236,917
Financials	—	394,453,911	—	394,453,911
Health Care	—	232,115,772	—	232,115,772
Industrials	—	21,051,171	—	21,051,171
Information Technology	31,050,010	251,136,099	—	282,186,109
Materials	23,129,301	19,994,247	—	43,123,548
Telecommunication Services	121,267,458	274,637,627	—	395,905,085
Utilities	51,663,625	—	—	51,663,625
Total Common Stocks	233,097,840	1,724,594,022	—	1,957,691,862
Total Short-Term Obligation	—	4,271,000	—	4,271,000
Total Investments	$233,097,840	$1,728,865,022	$—	$1,961,962,862

The Master Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2011

The Master Portfolio was invested in the following countries at February 28, 2011.

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$640,734,683	32.7
United Kingdom	292,873,107	14.9
France	240,698,133	12.3
Italy	163,308,643	8.3
Netherlands	152,252,936	7.8
Switzerland	126,152,447	6.4
Brazil	76,234,442	3.9
Germany	64,465,296	3.3
South Korea	49,786,097	2.5
Mexico	44,094,924	2.2
Sweden	30,674,039	1.6
Portugal	25,474,129	1.3
Finland	21,350,331	1.1
Spain	17,833,617	0.9
New Zealand	11,759,038	0.6
United States*	4,271,000	0.2
	$1,961,962,862	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
February 28, 2011

		($)
Assets	Investments, at identified cost	2,058,814,758
	Investments, at value	1,961,962,862
	Cash	125
	Foreign currency (cost of $162,588)	162,576
	Receivable for:
	Investments sold	27,683
	Dividends	17,705,723
	Interest	9
	Prepaid expenses	6,739
	Total Assets	1,979,865,717
Liabilities	Payable for:
	Investment advisory fee	1,166,090
	Administration fee	63,406
	Pricing and bookkeeping fees	13,748
	Trustees' fees	47,399
	Custody fee	108,000
	Interest payable	556
	Other liabilities	62,103
	Total Liabilities	1,461,302
	Net Assets	1,978,404,415

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended February 28, 2011

		($)
Investment Income	Dividends	67,719,534
	Interest	11,354
	Foreign taxes withheld	(9,931,612)
	Total Investment Income	57,799,276
Expenses	Investment advisory fee	14,637,868
	Administration fee	798,419
	Pricing and bookkeeping fees	152,218
	Trustees' fees	44,752
	Custody fee	470,607
	Other expenses	134,413
	Expenses before interest expense	16,238,277
	Interest expense	8,620
	Total Expenses	16,246,897
	Custody earnings credits	(56)
	Net Expenses	16,246,841
	Net Investment Income	41,552,435
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized loss on:
	Investments	(90,936,803)
	Foreign currency transactions	(222,752)
	Net realized loss	(91,159,555)
	Net change in unrealized appreciation (depreciation) on:
	Investments	326,454,629
	Foreign currency translations	35,955
	Net change in unrealized appreciation (depreciation)	326,490,584
	Net Gain	235,331,029
	Net Increase Resulting from Operations	276,883,464

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

	Year Ended February 28,
Increase (Decrease) in Net Assets	2011 ($)	2010 ($)
Operations Net investment income	41,552,435	54,408,130
Net realized loss on investments and foreign currency transactions	(91,159,555)	(188,165,255)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	326,490,584	712,243,777
Net Increase Resulting from Operations	276,883,464	578,486,652
Contributions	465,537,680	554,246,078
Withdrawals	(660,383,240)	(587,073,502)
Increase from regulatory settlements	—	494,889
Total Increase in Net Assets	82,037,904	546,154,117
Net Assets Beginning of period	1,896,366,511	1,350,212,394
End of period	1,978,404,415	1,896,366,511

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Master Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,			Period Ended February 29,		Year Ended March 31,
	2011	2010	2009	2008 (a)		2007	2006
Total return	16.11%	46.24%	(42.12)%	(6.79	)%(b)	20.95%	24.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.86%	0.87%	0.84%	0.81	%(d)	0.80%	0.80%
Interest expense (e)	—%	—%	—%	—	%(d)	—%	—%
Net expenses (c)	0.86%	0.87%	0.84%	0.81	%(d)	0.80%	0.80%
Net investment income (c)	2.21%	3.08%	3.58%	3.27	%(d)	1.66%	1.88%
Portfolio turnover rate	7%	22%	5%	24	%(b)	19%	20%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia International Value Master Portfolio
February 28, 2011

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the Master Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the Master Portfolio).

The following investors were invested in the Master Portfolio at February 28, 2011:

Columbia International Value Master Portfolio*:
Columbia International Value Fund (the Feeder Fund)	88.3%
Columbia Management Private Funds VII, LLC—International Value Fund	11.7%

*  The Master Portfolio serves as a master portfolio for the Columbia International Value Fund which operates as a feeder fund in a master/feeder structure.

Investment Objective

The Master Portfolio seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign

Columbia International Value Master Portfolio, February 28, 2011

currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Master Portfolio, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains (losses) of the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Tax

The Master Portfolio may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Master Portfolio level, at rates ranging from approximately 10% to 15%. The Master Portfolio accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Columbia International Value Master Portfolio, February 28, 2011

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Master Portfolio. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Master Portfolio and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Master Portfolio's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Master Portfolio under the same fee structure.

The effective management fee rate for the year ended February 28, 2011, was 0.78% of the Master Portfolio's average daily net assets.

Subadvisory Fee

Brandes Investment Partners, L.P. (Brandes) has been retained by the Investment Manager to serve as the investment subadviser to the Master Portfolio. As the subadviser, and subject to the oversight of the Investment Manager and the Master Portfolio's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. The Investment Manager, from the management fee it receives, pays Brandes a monthly subadvisory fee.

Prior to the Closing, Brandes provided subadvisory services to the Master Portfolio under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the Investment Manager became the administrator of the Master Portfolio and provides administrative and other services to the Master Portfolio, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The administration fee is based on the annual rate of 0.05% of the Master Portfolio's average daily net assets, less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Master Portfolio at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Master Portfolio entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Master Portfolio. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Master Portfolio's securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administration Fee note discussed above.

Columbia International Value Master Portfolio, February 28, 2011

Expense Limits and Fee Waivers

Effective May 1, 2010, the Investment Manager and/or some of the Master Portfolio's other service providers voluntarily agreed to waive fees and/or reimburse the Master Portfolio for certain expenses so that the Master Portfolio's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. These arrangements may be modified or terminated by the Investment Manager at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Master Portfolio's expenses in the same manner.

Fees Paid to Officers and Trustees

Upon the Closing, all officers of the Master Portfolio are employees of the Investment Manager or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations. The Master Portfolio does not bear any of the expenses associated with the Chief Compliance Officer.

Trustees are compensated for their services to the Master Portfolio, as set forth on the Statement of Operations. The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended February 28, 2011, these custody credits reduced total expenses by $56 for the Master Portfolio.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $134,156,994 and $260,863,452, respectively, for the year ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended February 28, 2010, the Master Portfolio received payments totaling $494,889, resulting from certain regulatory settlements with third parties that the Master Portfolio had participated in during the year. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Master Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by the Master Portfolio is limited to the lesser of $200,000,000 and the Master Portfolio's borrowing limit set forth in the Master Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

Columbia International Value Master Portfolio, February 28, 2011

For the year ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $3,570,690 at a weighted average interest rate of 1.49%.

Note 8. Federal Tax information

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$274,210,695
Unrealized depreciation	(384,120,490)
Net unrealized depreciation	$(109,909,795)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to passive foreign investment company (PFICs) adjustments and deferral of losses from wash sales.

Management is required to determine whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Master Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of

Columbia International Value Master Portfolio, February 28, 2011

the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Master Portfolio") at February 28, 2011, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Master Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 21, 2011

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; Oversees 44; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust; Former Director—Simmons Company (bedding).

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 44; Director—MIT Investment Company; Trustee—MIT 401k Plan.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 44; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

225 Franklin Street Boston, MA 02110 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows1:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

1  As described in the proxy statement for the meeting, Columbia International Value Fund invests all or substantially all of its assets in Columbia International Value Master Portfolio (Master Portfolio), which is a fund series of Columbia Funds Master Investment Trust, LLC (Master Trust). As an interestholder in Master Trust, Columbia International Value Fund was asked to elect the Trustees of Master Trust's Board of Trustees. As an interest holder, the Columbia International Value Fund "passed through" its vote on the Master Portfolio and Master Trust proposals to its shareholders. The proposal on behalf of Master Portfolio and Master Trust was approved.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia International Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1681 A (04/11)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$35,100	$40,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$4,600	$4,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended February 28, 2011 and February 28, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$6,100	$6,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2011 and February 28, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$875,300	$1,119,400

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business. Fiscal year 2011 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 28, 2011 and February 28, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2011 and February 28, 2010 are approximately as follows:

2011	2010
$886,000	$1,130,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust LLC

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 21, 2011